EXHIBIT 10.1

                              FORM OF SECURITY FOR

            FUNDING NOTE RELATED TO SECURED MEDIUM TERM NOTES ISSUED
                 UNDER THE ALLSTATE LIFE(R) CORENOTES(R) PROGRAM

                               [FACE OF SECURITY]

                                                                   CUSIP No.:

                          ALLSTATE LIFE GLOBAL FUNDING

                                  FUNDING NOTE
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

Title of Funding Note:                                      Stated Maturity Date:

Trust:                                                      Securities Exchange Listing:  [   ] Yes [   ] No. If yes,
Principal Amount: $                                              indicate name(s) of Securities Exchange(s):

Original Issue Date:
Issue Price:
Interest Rate or Formula:

                                                            Floating Rate Note: [   ] Yes [    ] No. [   ]  If
Fixed Rate Note:  [   ] Yes [   ] No. If yes,               yes,
      Interest Rate:  [   ]                                       Regular Floating Rate Note:  [   ]
      Interest Payment Dates:                                     Floating Rate/Fixed Rate Note:  [   ]
      Day Count Convention:                                       Interest Rate:
      Additional/Other Terms:                                     Interest Rate Basis(es):
 Discount Note:  [   ] Yes [   ] No. If yes,                            CD Rate [   ]
          Total Amount of Discount:                                     CMT Rate [   ]
          Initial Accrual Period of Discount:                           Commercial Paper Rate [   ]
          Additional/Other Terms:                                       Constant Maturity Swap Rate [   ]
Redemption Provisions:  [   ] Yes [   ] No. If yes                      Federal Funds Open Rate [   ]
          Initial Redemption Date:                                      Federal Funds Rate [   ]
          Initial Redemption Percentage                                 LIBOR [   ]
          Annual Redemption Percentage Reduction,                       Prime Rate [   ]
              if any:                                                   Treasury Rate [   ]
Additional/Other Terms:  [   ]                                          If LIBOR:
Regular Interest Record Date(s):                                             [   ] LIBOR Moneyline Telerate:
Sinking Fund:                                                                [   ] LIBOR Reuters:
Funding Note Calculation Agent:                                              [   ] LIBOR Currency:
Authorized Denominations:                                               If CMT Rate:
Collateral: The right, title and interest of the Trust in
     and to:                                                            Designated CMT Telerate Page:
     (i) Allstate Life Insurance Company Funding                             If CMT Moneyline Telerate Page
     Agreement No(s). [ ]; (ii) all proceeds in respect of                             7052:
     such Funding Agreement(s); and  (iii) all books and                         [   ] Weekly Average
     records (including, without limitation, computer                            [   ] Monthly Average
     programs, printouts, and other computer materials                  Designated CMT Maturity Index:
     and files) pertaining to such Funding Agreement(s).          Index Maturity:
Additional Amounts to be Paid for Withholding Tax:                Spread (+/-), if any:
         [   ] Yes [   ] No                                       Spread Multiplier, if any:
                                                                  Initial Interest Rate, if any:
                                                                  Initial Interest Reset Date:
                                                                  Interest Reset Dates:
                                                                  Interest Determination Date(s):
                                                                  Interest Payment Dates:
                                                                  Maximum Interest Rate, if any:
                                                                  Minimum Interest Rate, if any:
                                                                  Fixed Rate Commencement Date, if any:
                                                                  Floating Interest Rate, if any:
                                                                  Fixed Interest Rate, if any:
                                                                  Day Count Convention
                                                                  Additional/Other Terms:


"Allstate Life(R)" is a registered servicemark of Allstate Insurance Company. "CoreNotes(R)" is a registered servicemark of Merrill Lynch & Co., Inc.

     This note certificate (the "Funding Note Certificate") represents a duly authorized funding note (the "Funding Note") of Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"). The Funding Note is being issued in connection with the issuance and sale by the trust specified above (the "Trust") of the trust notes identified on Annex A to that certain series instrument to which Global Funding and the Trust are parties (the "Series Instrument") (the "Trust Notes"). The Funding Note is being issued under the Funding Note Indenture, effective as of the date hereof (as amended or supplemented from time to time, the "Funding Note Indenture") between Global Funding and the other persons specified therein. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Funding Note Indenture Terms, which are incorporated by reference in and form a part of the Funding Note Indenture (as amended or supplemented from time to time, the "Standard Funding Note Indenture Terms").

     Subject to the immediately following paragraph, Global Funding, for value received, hereby promises to pay to the Holder or Holders of the Funding Note on the Maturity Date (as defined below) (or on the date of redemption or repayment by Global Funding) the principal amount of the Funding Note and, if so specified above, to pay interest from time to time on the Funding Note from the Original Issue Date specified above (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Funding Note is paid or made available for payment and to pay such other amounts due and owing with respect to the Funding Note.

     This Funding Note Certificate shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each funding agreement identified on Exhibit A to the Closing Instrument (each, a "Funding Agreement") in accordance with the terms of the Funding Note and the Coordination Agreement, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

     On any exchange or purchase and cancellation of the Funding Note, details of such exchange or purchase and cancellation shall be entered in the records of

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Global  Funding.  Upon any such  exchange  or  purchase  and  cancellation,  the principal amount of the Funding Note shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Funding Note Indenture Terms.

     Unless otherwise set forth above, if the Funding Note is subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the portion of the Funding Note represented by this Funding Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the portion of the Funding Note represented by this Funding Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Redemption Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

     The Funding Note will mature on the earlier of the Stated Maturity Date and the Maturity Date (as defined in the Trust Notes) of the Trust Notes (the "Trust Notes Maturity Date"), unless its principal (or, any installment of its principal) becomes due and payable prior to any such date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of Global Funding, notice of the Holder's option to elect repayment or otherwise (the Stated Maturity Date, the Trust Notes Maturity Date or any date prior to any such date on which the Funding Note becomes due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Funding Note repayable on such date).

     Unless otherwise provided above and except as provided in the following paragraph, Global Funding will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; provided that any payment of principal, premium, if any, interest or other amounts to be made on any Interest Payment Date or on a Maturity Date that is not a Business Day shall be made in accordance with the provision set forth on the reverse hereof.

     Unless otherwise specified above, the interest payable on each Interest Payment Date or on the Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period").

     Reference is hereby made to the further provisions of the Funding Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Funding Note as specified above, the Funding Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

     The Funding Note or the portion thereof represented by this Funding Note Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Funding
Note Indenture Trustee pursuant to the Funding Note Indenture.


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     IN WITNESS  WHEREOF,  Global Funding has caused this  instrument to be duly executed on its behalf.


Dated: Original Issue Date                           ALLSTATE LIFE GLOBAL FUNDING,
                                                     as Issuer


                                                     By:
                                                          ------------------------------------------------
                                                          Name:
                                                          Title:




                          CERTIFICATE OF AUTHENTICATION

         This Funding Note Certificate is one of the Funding Note Certificates representing the Funding Note described in the within-mentioned Funding Note Indenture.



Dated: Original Issue Date                           [THE BANK OF NEW YORK TRUST COMPANY, N.A.],
                                                     as Funding Note Indenture Trustee


                                                     By:
                                                          ------------------------------------------------
                                                                Authorized Signatory

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                        [REVERSE OF DEFINITIVE SECURITY]

     SECTION 1. General. This Funding Note is being issued pursuant to the Funding Note Indenture in connection with the issuance and sale by the Trust of the Trust Notes. The Funding Note shall be surrendered for cancellation by or on behalf of the Trust, and shall be cancelled by the Funding Note Indenture Trustee, immediately upon the assignment by Global Funding to, or as directed by, the Trust of each Funding Agreement, and such cancellation shall operate as a redemption and satisfaction of the Funding Note.

     SECTION 2. Currency. The Funding Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. dollars.

     SECTION 3. Determination of Interest Rate and Other Payment Provisions.

     Fixed Rate Note. If the Funding Note is designated on the face hereof as a "Fixed Rate Note", the Funding Note will bear interest from the Original Issue Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Funding Note will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of a Fixed Rate Note falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, will be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     Discount Note. If the Funding Note is designated on the face hereof as a "Discount Notes" (as defined below), payments in respect of the Funding Note shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of the Discount Note will be equal to the sum of: (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on the Discount Note to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Funding Note occurs for a Discount Note, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for a Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to a Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain Discount Notes may not be treated as having original issue discount within the meaning of the Code, and certain Funding Notes other than Discount Notes may be treated as issued with original issue discount for federal income tax purposes. The Funding Note is a "Discount Note" if its Issue Price is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date. A Discount Note may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance.

     Floating Rate Note. If the Funding Note is specified on the face hereof as "Floating Rate Note", interest on the Funding Note shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note, CMT Rate Note, Commercial Paper Rate Note, Constant Maturity Swap Rate Note, Federal Funds Open Rate Note, Federal Funds Rate Note, LIBOR Note,

     Prime Rate Note or Treasury Rate Note. If the Funding Note is designated on the face hereof as Floating Rate Note, the face hereof will specify whether the Funding Note is a Regular Floating Rate Note or Floating Rate/Fixed Rate Note. For the period from the date of issue to, but not including, the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the

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Initial  Interest Rate  specified on the face hereof.  Thereafter,  the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

     (A) If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; provided, however, that if the Funding
          Note is a LIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

     (B) Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Funding Note resets daily, each Business Day; (2) if the Funding Note resets weekly, other than a Treasury Rate Note, the Wednesday of each week; (3) if the Funding Note is a Treasury Rate Note that resets weekly, and except as provided below under "Treasury Rate Note", the Tuesday of each week; (4) if the Funding Note resets monthly, the third Wednesday of each month; (5) if the Funding Note resets quarterly, the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued; (6) if the Funding Note resets semiannually, the third Wednesday of each of the two months specified on the face hereof; and (7) if the Funding Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date specified on the face hereof (the "Fixed Rate Commencement Date").

     (C) Accrued interest is calculated by multiplying the principal amount of the Floating Rate Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis (as defined below), or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a Floating Rate Note as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied. The interest rate shall be set forth on the face hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. Unless otherwise specified on the face hereof, the interest rate that is effective on the applicable Interest Reset Date will be determined on the applicable Interest Determination Date and calculated on the applicable Funding Note Funding Note Calculation Date (as defined below). "Funding Note Calculation Date" means the date by which the Funding Note Calculation Agent designated on the face hereof, is to calculate the interest rate which will be the earlier of (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

     (D) Unless otherwise specified on the face hereof, all percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on a Floating Rate Note will be rounded to the nearest cent.

     (E) Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if any Interest

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          Payment Date (other than the Maturity Date for the Funding Note) would otherwise be a day that would not be a Business Day, such Interest Payment Date would be postponed to the next succeeding Business Day; provided, however, that if the Funding Note is a LIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. Unless otherwise specified on the face hereof, if the Funding Note is designated on the face hereof as a Floating Rate Note, if the Maturity Date of the Funding Note falls on a day this is not a Business Day, Global Funding will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Funding Note is daily, weekly or monthly, interest will be payable on the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the Notes were issued, as specified on the face hereof; (2) if the Interest Reset Date for the Funding Note is quarterly, interest will be payable on the third Wednesday every third calendar month, beginning in the third calendar month following the month in which the Notes were issued; (3) if the Interest Reset Date for the Funding Note is semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof; (4) if the Interest Reset Date for the Funding Note is annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof. In each of these cases, the Maturity Date will also be an Interest Payment Date.

     If specified on the face hereof, the Funding Note may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Funding Note is designated on the face hereof as a Floating Rate Note, the interest rate on the Funding Note shall not exceed the maximum interest rate permitted by applicable law.

     All determinations of interest by the Funding Note Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Funding Note and neither the Funding Note Indenture Trustee nor the Funding Note Calculation Agent shall have any liability to the Holder of the Funding Note in respect of any determination, calculation, quote or rate made or provided by the Funding Note Calculation Agent. Upon request of the Holder of the Funding Note, the Funding Note Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to the Funding Note. If the Funding Note Calculation Agent is incapable or unwilling to act as such or if the Funding Note Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, Global Funding will appoint a successor to act as such in its place. The Funding Note Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

     Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Funding Note on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

     (A) CD Rate Note. If the Interest Rate Basis is the CD Rate, the Funding Note shall be deemed to be a "CD Rate Note." A CD Rate Note will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Funding Note
          Calculation  Agent  will  determine  the  CD  Rate  on  each  Interest
          Determination  Date.  The  Interest  Determination  Date is the second

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          Business Day preceding the related Interest Reset Date.

               "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in the H.15 Daily Update (as defined below) or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "CDs (secondary market)"; (3) if the rate referred to in clause (2) is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, then the CD Rate will be the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The
               City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date; provided that if no CD Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

               "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of
               Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

     (B) CMT Rate Note. If the Interest Basis is the CMT Rate, the Funding Note shall be deemed to be a "CMT Rate Note." A CMT Rate Note will bear interest at the interest rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the CMT Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the second Business Day prior to the Interest Reset Date.

               "CMT Rate"  means:  (1) if CMT  Moneyline  Telerate  Page 7051 is specified on the face hereof: (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or
               (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the

               United States Department of the Treasury that the Funding Note Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or
               (f) if fewer  than  three  prices  referred  to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or
               (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate; or
               (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof: (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or (d) if the rate referred to in clause (c) is not so published, the rate on the particular

               Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or (e) if fewer than five but more than two of the prices referred to in clause
               (d)  are  provided  as  requested,  the  rate  on the  particular
               Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the
               Funding Note Calculation Agent from five Reference Dealers selected by the Funding Note Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or (g) if fewer than five but more than two prices referred to in clause
               (f)  are  provided  as  requested,  the  rate  on the  particular
               Interest Determination Date calculated by the Funding Note Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

     (C)  Commercial  Paper  Rate  Note.  If  the  Interest  Rate  Basis  is the
          Commercial Paper Rate, the Funding Note shall be deemed to be a "Commercial Paper Rate Note." A Commercial Paper Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination Date. The Interest Determination Date is the second Business Day preceding the related Interest Reset Date.

               "Commercial  Paper  Rate"  means:  (1)  the  Money  Market  Yield
               (calculated as described below) on the Interest Determination Date of the rate for commercial paper having the applicable Index Maturity as such rate is published in H.15(519) under the heading "Commercial Paper--Nonfinancial"; or (2) if the rate referred to in clause (1) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the particular Index
               Maturity as published on H.15 Daily Update or such other recognized electronic source used for the purposes of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or (3) if the rate referred to in clause
               (3) is not published by 3:00 P.M., New York City time, on the Funding Note Calculation Date, then the Commercial Paper Rate as calculated by the Funding Note Calculation Agent shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or (4) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3) above, the Commercial Paper Rate in effect on the particular Interest Determination Date; provided that if no Commercial Paper Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                    Money Market Yield =               D x 360        x 100
                                                ----------------------
                                                    360 - (D x M)

               where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable Interest Period.

     (D) Constant Maturity Swap Rate Notes. If the Interest Basis is the Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest at the interest rate calculated with reference to the Constant Maturity Swap Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Constant Maturity Swap Rate on each applicable Interest Determination Date. The Interest Determination Date is the second U.S. Government Securities Business Day (as defined below) preceding the related Interest Reset Date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular Interest Determination Date (the "Original Interest Determination Date"), then such Interest Determination Date shall be the first U.S. Government Securities Business Day preceding the Original Interest Determination Date for which the Constant Maturity Swap Rate can be determined as described below.

               Constant Maturity Swap Rate" means: (1) the rate for U.S. Dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen
               ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date; or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks (as defined below) as of approximately 11:00
               A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Funding Note Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).

               "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

               "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

               "Reference Banks" mean five leading swap dealers in the New York City interbank market, selected by the Funding Note Calculation Agent, after consultation with Allstate Life Insurance Company.

     (E) Federal Funds Open Rate Notes. If the Interest Basis is the Federal Funds Open Rate, the Notes shall be deemed to be "Federal Funds Open Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination Date is the related Interest Reset Date.

               "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest Reset Date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as determined below.

     (F) Federal Funds Rate Note. If the Interest Rate Basis is the Federal Funds Rate, the Funding Note shall be deemed to be a "Federal Funds Rate Note." A Federal Funds Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Federal Funds Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Federal Funds Rate" means: (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or
          (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the Funding Note Calculation Agent prior to 9:00 A.M., New York City time, on the business day following that Interest Determination Date; or (4) if the brokers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date; provided that if no Federal Funds Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

     (G) LIBOR Note. If the Interest Rate Basis is LIBOR (as defined below), the Funding Note shall be deemed to be a "LIBOR Note." A LIBOR Note will bear interest for each Interest Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. On each applicable Interest Determination Date the Funding Note Calculation Agent will determine LIBOR. The applicable Interest Determination Date is the second London Banking Day (as defined below) preceding the related Interest Reset Date.

               LIBOR means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Funding Note Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or
               (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Funding Note Calculation Agent of at least two offered quotations obtained by the Funding Note Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the Funding Note Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest
               Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that Principal Financial Center selected by the Funding Note Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "LIBOR Currency" means United States dollars.

               "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

               "London Banking Day" means a day on which commercial banks are open for business (including dealing in the LIBOR Currency) in London.

     (H) Prime Rate Note. If the Interest Rate Basis is the Prime Rate, the Funding Note shall be deemed to be "Prime Rate Note." Prime Rate Note will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest Rate, if any, specified on the face hereof. The Funding Note Calculation Agent will determine the Prime Rate for each Interest Reset Date on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date.

               "Prime Rate" means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Funding Note Calculation Agent; or (5) if the banks so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     (I) Treasury Rate Note. If the Interest Rate Basis is the Treasury Rate, the Funding Note shall be deemed to be a "Treasury Rate Note." A Treasury Rate Note will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. The Funding Note Calculation Agent will determine the Treasury Rate on each Treasury Rate Determination Date (as defined below).

               "Treasury Rate" means: (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Funding

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

               Note Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Funding Note Calculation Date, the rate on the particular Interest Determination Date calculated by the Funding Note Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Funding Note Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or (7) if the dealers so selected by the Funding Note Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date; provided that if no Treasury Rate is then in effect, the interest rate that will be effective as of the next Interest Reset Date will be the Initial Interest Rate.

               "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Bond Equivalent Yield =               D x N         x 100
                                             ----------------------
                                                 360 - (D x M)

               where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.

               The "Treasury Rate Determination Date" for each Interest Reset Date means the day in the week in which the related Interest
               Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

     (J) Regular Floating Rate Note. Unless the Funding Note is designated as a Floating Rate/Fixed Rate Note or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, such Note that bears interest at floating rates will be a Regular Floating Rate Note and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, as specified on the face hereof, the rate at which interest on a Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

     (K) Floating Rate/Fixed Rate Note. If the Funding Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof, such Note that bears interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable

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

          Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

     SECTION 4. Optional Redemption. If any Initial Redemption Date is specified on the face hereof, Global Funding may redeem the Funding Note prior to the Stated Maturity Date at its option on any Business Day on or after the Date Initial Redemption in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof at the applicable Redemption Price (as defined below) together with any unpaid interest accrued on the Funding Note, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date. Unless otherwise specified in the Funding Note Indenture or on the face hereof, Global Funding shall give a notice of such redemption to the Holder of any portion of the Funding Note to be redeemed not more than 60 nor less than 30 days prior to the Redemption Date. "Redemption Price" means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual
Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of the Funding Note to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount the Funding Note to be redeemed.

     SECTION 5. Sinking Fund. Unless otherwise specified on the face hereof, the Funding Note will not be subject to, or entitled to the benefit of, any sinking fund.

     SECTION 6. Modifications and Amendments. The Funding Note Indenture contains provisions permitting Global Funding and the Funding Note Indenture Trustee (1) without the consent of any Holder, to execute Supplemental Funding
Note Indentures for limited purposes and take other actions set forth in the Funding Note Indenture, and (2) with the consent of the Holder or Holders of not less than 66(2)/3% of the outstanding principal amount of the Funding Note, evidenced as provided in the Funding Note Indenture, to execute Supplemental Funding Note Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Funding Note Indenture or any Supplemental Funding Note Indenture or modifying in any manner the rights of the Holder or Holders of the Funding Note subject to specified limitations.

     SECTION 7.  Obligations  Unconditional.  No reference herein to the Funding
Note Indenture and no provision of the Funding Note or of the Funding Note Indenture shall alter or impair the obligation of Global Funding, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Funding Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

     SECTION 8. Collateral. Pursuant to the Funding Note Indenture, Global Funding will grant a security interest in, pledge and collaterally assign the Collateral specified on the face hereof to the Funding Note Indenture Trustee. The Funding Note will be secured by the Security Interest in the Collateral in favor of the Funding Note Indenture Trustee for the benefit of each Holder of the Funding Note and each other person for whose benefit the Funding Note Indenture Trustee is or will be holding the Collateral (the "Secured Parties").

     SECTION 9. Security; Limited Recourse. The Funding Note is solely the obligation of Global Funding, and will not be guaranteed by any person, including but not limited to the Funding Agreement Provider, any Allstate Life Global Funding Trust, any Agent, the Global Funding Trust Beneficial Owner, the Delaware Trustee, the Funding Note Indenture Trustee or any of their affiliates. Global Funding's obligations under the Funding Note will be secured by all of Global Funding's rights and title in one or more Funding Agreement(s) issued by the Funding Agreement Provider and other rights and assets included in the applicable Collateral. The Holder or Holders of the Funding Note have no direct contractual rights against the Funding Agreement Provider under the Funding Agreement(s). Under the terms of each Funding Agreement, recourse rights to the Funding Agreement Provider will belong to Global Funding, its successors and permitted assignees. Global Funding has pledged and collaterally assigned each Funding Agreement to the Funding Note Indenture Trustee and has granted the Security Interest in the Collateral to the Funding Note Indenture Trustee for the benefit of the Secured Parties. Recourse to the Funding Agreement Provider under each Funding Agreement will be enforceable only by the Funding Note Indenture Trustee on behalf of the Secured Parties.

     SECTION 10. Events of Default. If one or more Events of Default, as defined in the Funding Note Indenture, shall have occurred and be continuing with respect to the Funding Note, then, and in every such event, unless the principal of the Funding Note shall have already become due and payable, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, may be declared to be, and upon any such declaration the same shall become immediately, due and payable; provided that, with respect to certain Events of Default, without any notice to Global Funding or any other act by the Funding Note Indenture Trustee or any Holder of the Funding Note, the entire principal and premium (if any) of the Funding Note, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind. If the Funding Note is a Discount Note, the amount of principal of the Funding Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3 hereof.

     SECTION 11. Withholding; Additional Amounts. All amounts due in respect of the Funding Note will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax payments on the Funding Note unless the withholding or deduction is required by law. Unless otherwise specified on the face hereof, Global Funding will not pay any Additional Amounts to the Holders of the Funding Note in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem or repay the Funding Note and shall not constitute an Event of Default.

     SECTION 12. Listing. Unless otherwise specified on the face hereof, the Funding Note will not be listed on any securities exchange.

     SECTION 13. No Recourse. Notwithstanding anything to the contrary contained in the Funding Note Indenture, or the Funding Note Certificate or Supplemental Funding Note Indenture, none of the Funding Agreement Provider, its officers, directors, affiliates, employees or agents, or any of the Delaware Trustee, the Funding Note Indenture Trustee or the Global Funding Trust Beneficial Owner, or any of their officers, directors, affiliates, employees or agents (the "Non-recourse Parties") will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of the Funding Note. If any Event of Default shall occur with respect to the Funding Note, the right of the Holders of the Funding Note and the Funding Note Indenture Trustee on behalf of such Holders in connection with a claim on the Funding Note shall be limited solely to a proceeding against the Collateral.
Neither the Holders nor the Funding Note Indenture Trustee on behalf of the Holders will have the right to proceed against the Non-recourse Parties to enforce the Funding Note (except that to the extent they exercise their rights, if any, to seize the relevant Funding Agreement, they may enforce the relevant Funding Agreement against the Funding Agreement Provider) or for any deficiency judgment remaining after foreclosure of any property included in the Collateral.

     SECTION 14. Governing Law. Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, the Funding Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto Please Insert Social Security or Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

 the within Security of ALLSTATE LIFE GLOBAL FUNDING and does hereby irrevocably constitute and appoint attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.



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